UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 1, 2007
                                                          -------------


                              NT TECHNOLOGIES, INC.
                        ------------------------------
             (Exact name of registrant as specified in its charter)


              Nevada                   0-33107                 76-0238783
 (State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)                file number)       Identification Number)


                        33 Pine Street, Exeter, NH 03833
               (Address of principal executive offices)(Zip Code)


                                  603-773-0153
              (Registrant's telephone number, including area code)


                        General Environmental Corporation
                       ----------------------------------
         (Former name and former address, if changed since last report)

Item 8.01         Other Events

         On March 1, 2007, the Company signed an Exchange Agreement for the acquisition of all of the shares of Nexplore Technologies, Inc. (Nexplore"), a Texas corporation in exchange for 50,678,000 post -reverse split common shares. The transaction is expected to close on or before March 31, 2007.

Nexplore is engaged in the development of software for use as a search engine.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NT Technologies, Inc.

Dated: March 20, 2007                   By: /s/ Herb Sears
                                            --------------
                                            Herb Sears
                                            President